UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2019

BLACKSTAR ENTERPRISE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55730	27-1120628
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Arapahoe Ave., Suite 100

Boulder, CO  80303

(Address of Principal Executive Offices)

(303) 500-5073

(Registrant's Telephone Number, Including Area Code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company /_/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On April 24 and April 29, 2019, BlackStar Enterprise Group, Inc. (the “Company” or “we”) and two individual accredited investors (“Holders”) entered into unsecured promissory notes totaling $30,000 (“Notes”, Form of Note attached as Exhibit 10.1). Holders additionally executed subscription agreements containing standard representations and warranties regarding the purchase and their accredited investor status.

The Company executed six-month, 11% annual interest rate promissory notes of the Company with Holders, in the principal amount of $20,000 and $10,000 (the “Notes”), upon the terms and subject to the limitations and conditions set forth in such Notes. The Form of the Notes is attached as Exhibit 10.1 and incorporated by reference herein. The Holders received 100,000 and 50,000 restricted shares of Common Stock of the Company, respectively, as consideration. The Notes mature on October 24 and October 29, 2019, respectively.

The Company may prepay the Notes in whole or in part at any time, but no prepayment shall entitle the Company to reduce the total amount of principal and interest due under the Notes.

Amounts Due in Events of Default:

If the indebtedness is not paid in full by the Maturity Date, interest will continue to accrue at a rate of 11% annually.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The Company and the Holders executed the transaction in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA outlines the purchase of the Note (the “Securities”), and the Holders understand that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holders’ compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holders set forth in the promissory note and subscription agreements in order to determine the availability of such exemptions and the eligibility of the Holders to acquire the Securities.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

 Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Form of Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLACKSTAR ENTERPRISE GROUP, INC.

By: /s/ Joseph Kurczodyna

Joseph Kurczodyna, Chief Financial Officer

Date: June 5, 2019

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